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                                     FORM OF
                             REGISTRATION AGREEMENT

          THIS AGREEMENT is made as of ________________________, 2002 [THE
EFFECTIVE DATE OF THE MERGER OF AROMA ACQUISITION CORP. WITH AND INTO FTD.COM, INC.] by and among (i) FTD, Inc., a Delaware corporation formerly known as IOS Brands Corporation (the "COMPANY"), (ii) Perry Acquisition Partners, L.P., a Delaware limited partnership, Perry Partners, L.P., a Delaware limited partnership, Perry Partners International, Inc., a Cayman Islands corporation, and Perry Principals Holdings, LLC, a Delaware limited liability company (collectively, the "PERRY ENTITIES"), (iii) Bain Capital Fund IV, L.P., a Delaware limited partnership, Bain Capital Fund IV-B, L.P., a Delaware limited partnership, Information Partners Capital Fund, L.P., a Delaware limited partnership, BCIP Associates, a Delaware general partnership, and BCIP Trust Associates, L.P., a Delaware limited partnership (collectively, the "BAIN ENTITIES"), (iv) Chisholm Partners II L.P., a Delaware limited partnership, Fleet Equity Partners VII, L.P., a Delaware limited partnership, and Fleet Growth Resources III, Inc., a Delaware corporation (collectively, the "FLEET ENTITIES"), and (v) Randolph Street Partners, an Illinois general partnership. Each of the parties to this Agreement other than the Company is referred to herein as an "INVESTOR" and collectively, the "INVESTORS". Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in SECTION 9 below.

          WHEREAS, pursuant to that certain Stockholders' Agreement dated as of December 19, 1994, among the Company and the Investors (the "OLD STOCKHOLDERS AGREEMENT"), the Stockholders had certain registration and other rights;

          WHEREAS, the Company has requested that the Investors consent to the termination of the Old Stockholders Agreement; and

          WHEREAS, as a condition to the Investors consent to the termination of the Old Stockholders Agreement, each Investor is requiring that the Company enter into this Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby agreed and acknowledged, the Company and the Investors agree as follows

          1.  DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. At any time on or after the first anniversary of the date of this Agreement, (i) the holders of at least a majority of the Perry Registrable Securities and (ii) the holders of at least a majority of the Other Investor Registrable Securities may, subject to the limitations set forth in SECTION 1(b) below, each request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), and (1) the holders of at least a majority of the Perry Registrable Securities and (2) the holders of at least a majority of the Other Investor Registrable Securities may each request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if available.

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All registrations requested pursuant to this SECTION 1(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of SECTION 1(d) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. At the request of the holders of at least a majority of the Registrable Securities requesting a Demand Registration, the Company shall file with the Securities and Exchange Commission a registration statement pursuant to Rule 415 promulgated under the Securities Act (a "SHELF REGISTRATION
STATEMENT").

          (b) LONG-FORM REGISTRATIONS. The holders of Perry Registrable Securities shall be entitled to request two Long-Form Registrations in which the Company shall pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS") and the holders of Other Investors Registrable Securities shall be entitled to request one Company-paid Long-Form Registration; PROVIDED, in each case, that the aggregate offering value of the Registrable Securities requested to be registered in any Company-Paid Long-Form Registration must equal at least $75 million. The holders of Registrable Securities shall be further entitled to unlimited Long-Form Registrations in which the holders of Registrable Securities participating in such registration shall pay their share of the Registration Expenses as set forth in SECTION 5 hereof. A registration shall not count as one of the permitted Company-paid Long-Form Registrations until it has become effective (unless such Long-Form Registration has not become effective due solely to the fault of the holders requesting such registration), and neither the LAST or any subsequent Company-paid Long-Form Registration shall count as one of the permitted Company-paid Long-Form Registrations unless the holders of Registrable Securities requesting a Company-paid Long-Form Registration are able to register and sell at least 25% of the Registrable Securities requested by such holders to be included in such registration; PROVIDED that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations. All Long-Form Registrations shall be underwritten registrations.

          (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations, the holders of Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; PROVIDED that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $75 million. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form and if the managing underwriters (if any) agree to the use of a Short-Form Registration. So long as the Company remains subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

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          (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities initially requesting such registration; PROVIDED, HOWEVER, such consent shall not be required for the Company to include (subject to the limitation in the next sentence) in a Demand Registration securities of the Company held by Persons entitled to exercise "piggy-back" registration rights with respect to such securities pursuant to contractual commitments of the Company. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, without adversely affecting the marketability of the offering, the Company shall include in such registration (i) FIRST, the maximum number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such requesting holder; and (ii) SECOND, securities other than Registrable Securities requested to be included in such registration which, in the opinion of such underwriters, can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the amount of such securities owned by each such holder. Any Persons, other than holders of Registrable Securities, who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in SECTION 5 hereof.

          (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 365 days after (i) the effective date of a previous Demand Registration or (ii) the effective date of a registration of Common Stock (other than a Demand Registration) in which the holders of Registrable Securities were given piggyback rights pursuant to
SECTION 2 hereof and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; PROVIDED that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

          (f) SELECTION OF UNDERWRITERS. If any Demand Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.

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          (g) OTHER REGISTRATION RIGHTS. The Company represents and warrants that it is not a party to, or otherwise subject to, any other agreement granting registration rights to any other Person, and no Person has any such registration rights, with respect to any securities of the Company other than the Persons set forth on the attached OTHER REGISTRATION RIGHTS SCHEDULE. Except as provided in this Agreement, the Company shall not grant to any Persons (including, without limitation, the Investors) the right to request the Company to register any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without the prior written consent of the holders of at least a majority of the Registrable Securities; PROVIDED that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations as set forth in SECTIONS 2(c) and 2(d) hereof.

          2.  PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration or (ii) until the first anniversary of the date of this Agreement, pursuant to any agreement set forth on the OTHER REGISTRATION RIGHTS SCHEDULE) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of clause (ii) of the first parenthetical in this SECTION 2(a) and SECTIONS 2(c) and 2(d) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering

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without adversely affecting the marketability of the offering, the Company shall include in such registration (i) FIRST, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, and (iii) SECOND, other securities requested to be included in such registration.

          (e) SELECTION OF UNDERWRITERS. If any Piggyback Registration is an underwritten offering, the investment banker(s) and manager(s) for the offering shall be selected by the Company.

          (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
SECTION 1 or pursuant to this SECTION 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible into or exchangeable or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          3.  TRANSFER AND HOLDBACK AGREEMENTS.

          (a) Until the first anniversary of the date of this Agreement, each holder of Registrable Securities shall not sell, transfer or otherwise distribute any Registrable Securities to any Person other than (i) its affiliates, (ii) another holder of Registrable Securities or (iii) the Company; PROVIDED, HOWEVER, that at any time on or after the six month anniversary of the date of this Agreement, each holder of Registrable Securities shall be entitled to sell, transfer or distribute any Registrable Securities pursuant to a Public Sale, and PROVIDED, FURTHER, that each holder of Registrable Securities shall be entitled to sell, transfer or distribute any Registrable Securities in a Piggyback Registration in accordance with SECTION 2 hereof.

          (b) Until the second anniversary of the date of this Agreement, the Perry Entities agree not to make any sale, transfer or distribution of any Registrable Securities to any of their limited partners or other equity or interest holders which are not then affiliates of one or more of the Perry Entities; PROVIDED, HOWEVER, that, notwithstanding SECTION 3(a) above, the Perry Entities may, at any time or from time to time during the period beginning six months after the date of this Agreement and ending 12 months following the date of this Agreement, distribute to any such Person or Persons up to 10% of the Registrable Securities held by the Perry Entities as of the date of this Agreement, and PROVIDED, FURTHER, that the Perry Entities may, at any time or from time to time between the first and second anniversaries of the date of this Agreement, distribute to any such Person or Persons up to 50% of any of the Registrable Securities held by the Perry Entities as of the first anniversary of the date of this Agreement.

          (c) Until the second anniversary of the date of this Agreement, the Bain Entities agree not to make any sale, transfer or distribution of any Registrable Securities to any of their limited partners or other equity or interest holders which are not then affiliates of one or more of the

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Bain Entities; PROVIDED, HOWEVER, that, notwithstanding SECTION 3(a) above, the
Bain Entities may, at any time or from time to time during the period beginning six months after the date of this Agreement and ending 12 months following the date of this Agreement, distribute to any such Person or Persons up to 10% of the Registrable Securities held by the Bain Entities as of the date of this Agreement, and PROVIDED, FURTHER, that the Bain Entities may, at any time or from time to time between the first and second anniversaries of the date of this Agreement, distribute to any such Person or Persons up to 50% of any of the Registrable Securities held by the Bain Entities as of the first anniversary of the date of this Agreement.

          (d) Until the second anniversary of the date of this Agreement, the Fleet Entities agree not to make any sale, transfer or distribution of any Registrable Securities to any of their limited partners or other equity or interest holders which are not then affiliates of one or more of the Fleet Entities; PROVIDED, HOWEVER, that, notwithstanding SECTION 3(a) above, the Fleet Entities may, at any time or from time to time during the period beginning six months after the date of this Agreement and ending 12 months following the date of this Agreement, distribute to any such Person or Persons up to 10% of the Registrable Securities held by the Fleet Entities as of the date of this Agreement, and PROVIDED, FURTHER, that the Fleet Entities may, at any time or from time to time between the first and second anniversaries of the date of this Agreement, distribute to any such Person or Persons up to 50% of any of the Registrable Securities held by the Fleet Entities as of the first anniversary of the date of this Agreement.

          (e) As a condition to any sale, transfer or other distribution of Registrable Securities other than pursuant to a Public Sale, the holder of such Registrable Securities shall cause the purchaser, transferee or distributee, as the case may be, to execute and deliver a joinder (in form and substance reasonably satisfactory to the Company) to the Company agreeing to be bound by the provisions of this Agreement.

          (f) Each holder of Registrable Securities shall not effect any Public Sale of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 30 days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (g) The Company shall not effect any Public Sale of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 30 days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

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          4.  REGISTRATION PROCEDURES. Whenever the holders of Registrable
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Class A Common issued upon the conversion of Class B Common held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities shall be distributed to the public), and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (PROVIDED that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; PROVIDED, HOWEVER, that at any time, upon written notice to the participating holders of Registrable Securities and for a period not to exceed thirty (30) days thereafter (the "SUSPENSION PERIOD"), the Company may suspend the use or effectiveness of any Shelf Registration Statement (and the holders of Registrable Securities participating in such offering hereby agree not to offer or sell any Registrable Securities pursuant to such Shelf Registration Statement during such Suspension Period) if the Company reasonably believes that the Company may, in the absence of such suspension hereunder, be required under applicable state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material and adverse effect upon the Company, its stockholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto. No more than one (1) Suspension Period shall occur in any six (6) month period. In the event that the Company exercises its rights hereunder, the applicable time period during which the Shelf Registration Statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend any Suspension Period for an additional consecutive thirty (30) days with the consent of the holders of at least 75% of the Registrable Securities proposed to be sold by the holders participating in such Shelf Registration. If so directed by the Company, the holders of Registrable Securities shall use their commercially reasonable efforts to deliver to the Company (at the Company's expense) all copies, (other than permanent file copies) then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of such holder's receipt of such notice.

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          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (PROVIDED that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 promulgated under the Securities Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

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          (i) make available for inspection by any seller of Registrable
Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other pertinent records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order; and

          (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (PROVIDED that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

          5.  REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly

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review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securities for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.  INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; PROVIDED that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (PROVIDED that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          8. REPORT AND INFORMATION FILING COVENANT. The Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 promulgated under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Registrable Securities a written statement as to whether it has complied with such requirements.

          9.  DEFINITIONS.

          (a) "CLASS A COMMON" means shares of the Company Class A Common Stock, par value $.01 per share.

          (b) "CLASS B COMMON" means shares of the Company's Class B Common Stock, par value $.0005 per share.

          (c) "COMMON STOCK" means the Class A Common, Class B Common and any other class of common stock of the Company subsequently authorized by the Company's charter.

          (d) "OTHER INVESTOR REGISTRABLE SECURITIES" means (i) any Class A Common (other than Perry Registrable Securities) held by any Investor as of the date hereof or hereinafter acquired by such Investor from the Company or another Investor, (ii) any Class A Common (other than Perry Registrable Securities) issued upon the conversion of any Class B Common held by an Investor as of the date hereof or hereinafter acquired from the Company by an Investor, and (iii) any Class A Common or other Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Other Investor Registrable Securities, such securities shall cease to be Other Investor Registrable Securities when they have been distributed pursuant to a Public Sale or distributed by any Investor to any of its limited partners or other equity or interest holders which are not then an affiliate of such Investor. For purposes of this Agreement, a Person shall be deemed to be a holder of Other Investor Registrable Securities, and the Other Investor Registrable Securities shall be deemed to be in existence, whenever such Person
(1) has the right to acquire directly or indirectly (upon conversion or permitted exercise or otherwise, but disregarding any restrictions or limitations upon the exercise of such right) Other Investor Registrable Securities or (2) has actually acquired Other Investor Registrable Securities (in connection with the exercise of rights described in clause (1) of this sentence or a transfer of Other Investor Registrable Securities) other than in a Public Sale, and such Person shall be entitled to exercise the rights of a holder of Other Investor Registrable Securities hereunder with respect to any such Other Investor Registrable Securities.

          (e) "PERRY REGISTRABLE SECURITIES" means (i) any Class A Common held by the any of the Perry Entities as of the date hereof or hereinafter acquired by any of the Perry Entities from the Company, (ii) any Class A Common issued upon the conversion of any Class B Common held by any of the Perry Entities as of the date hereof or hereinafter acquired from the Company by any of the Perry Entities, and (iii) any Class A Common or other Common Stock issued or issuable with respect to the securities referred to in clauses (i) and (ii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Perry Registrable Securities, such securities shall cease to be Perry Registrable Securities when they have been distributed pursuant to a Public Sale or pursuant to SECTION 3(b) above. For purposes of this Agreement, a Person shall be deemed to be a holder of Perry Registrable Securities, and the Perry Registrable Securities shall be deemed to be in existence, whenever such Person (1) has the right to acquire directly or indirectly (upon conversion or permitted exercise or otherwise, but disregarding any restrictions or limitations upon the exercise of such right) Perry Registrable Securities or (2) has actually acquired Perry Registrable Securities (in connection with the exercise of rights described in clause (1) of this sentence or a transfer of Perry Registrable Securities) other than in a Public Sale, and such Person shall be entitled to exercise the rights of a holder of Perry Registrable Securities hereunder with respect to any such Perry Registrable Securities.

          (f) "PERSON" means any individual, corporation, association, limited liability company, partnership, trust or estate, an unincorporated organization, a joint venture, a government or any agency or political subdivision thereof, or any other entity of whatever nature.

          (g) "PUBLIC SALE" means a distribution of securities to the public pursuant to an offering registered under the Securities Act or sold to the public in compliance with Rule 144 or Rule 144(k) promulgated under the Securities Act (or any similar rules then in force).

          (h) "REGISTRABLE SECURITIES" means the Perry Registrable Securities and the Other Investor Registrable Securities.

          (i) "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          (j) "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          10. MISCELLANEOUS.

          (a) OLD STOCKHOLDERS AGREEMENT. The Old Stockholders Agreement is hereby terminated and is of no further force or effect.

          (b) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (c) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (d) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

          (e) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of each of (i) the Company and (ii) the holders of at least a majority of the Registrable Securities. In the event that any amendment or waiver disproportionately and adversely effects the rights of the holders of Other Investor Registrable Securities under this Agreement, the prior written consent of the holders of at least a majority of the Other Investor Registrable Shares shall be required to effect any such amendment or waiver. In the event that any amendment or waiver disproportionately and adversely effects the rights of the holders of Perry Registrable Securities under this Agreement, the prior written consent of the holders of at least a majority of the Perry Registrable Shares shall be required to effect any such amendment or waiver. Notwithstanding anything contained herein to the contrary, the amendment or waiver of any material provision of this Agreement by the Company (other than (1) any amendment of SECTION 3(a) except an amendment that would permit Public Sales of Registrable Securities during the first six months immediately after the date of this Agreement, and, (2) any amendment of SECTIONS 3(b), 3(c) or 3(d) that does not affect the restrictions contained therein restricting sales, transfers or distributions during the first six months immediately after the date of this Agreement) shall require the approval of a majority of the Company's directors who are not Perry Nominees (as defined in the Governance Agreement, dated as of [_________, 2002], among the Company and the stockholders of the Company party thereto (as amended from time to time pursuant to its terms, the "GOVERNANCE AGREEMENT")) or Bain Nominees (as defined in the Governance Agreement).

          (f) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Notwithstanding the foregoing, no transferee or subsequent holder of Registrable Securities shall be entitled to the benefit of (or enforce) any rights hereunder unless and until such transferee or subsequent holder of Registrable Securities executes and delivers a joinder (in form and substance reasonably satisfactory to the Company) to the Company agreeing to be bound by the provisions of this Agreement.

          (g) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (h) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (i) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (j) GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of the Company and its stockholders. Issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (k) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the attached SCHEDULE OF INVESTORS and to the Company at the address indicated below:

              FTD, Inc.
              3113 Woodcreek Drive
              Downers Grove, IL 60515
              Fax: 630-719-8170
              Attention: Chief Financial Officer

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (l) TERMINATION. With respect to each holder of Registrable Securities, such holder's rights and obligations hereunder shall terminate upon the later to occur of (i) the fifth anniversary of the date of this Agreement and (ii) the date when such holder, together with its affiliates, holds less than ten percent (10%) of the then outstanding Common Stock.

                                    * * * * *

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                     FTD, INC. (f/k/a IOS Brands Corporation)

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Its:
                                         ---------------------------------

                                     PERRY ACQUISITION PARTNERS, L. P.

                                     By:      PERRY INVESTORS, L.L.C.,
                                     Its:     General Partner

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Its:
                                         ---------------------------------

                                     PERRY PARTNERS, L.P.

                                     By:      PERRY CORP.
                                     Its:     Managing General Partner

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Its:
                                         ---------------------------------

                                     PERRY PARTNERS INTERNATIONAL, INC.

                                     By:      PERRY INVESTORS, L.L.C.,
                                     Its:     Investment Manager

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Its:
                                         ---------------------------------

                                     PERRY PRINCIPALS HOLDINGS, LLC

                                     By:
                                        ----------------------------------
                                     Name:    Richard C. Perry
                                     Its:     Managing Member

                    SIGNATURE PAGE TO REGISTRATION AGREEMENT

                                     BAIN CAPITAL FUND IV, L.P.
                                     BAIN CAPITAL FUND IV-B, L.P.

                                     By:      BAIN CAPITAL PARTNERS IV, L.P.
                                     Their:   General Partner

                                     By:      BAIN CAPITAL INVESTORS, L.L.C.
                                     Its:     General Partner

                                     By:
                                        ----------------------------------
                                     Name:    Stephen G. Pagliuca
                                     Its:     Managing Director

                                     INFORMATION PARTNERS CAPITAL FUND, L.P.

                                     By:      INFORMATION PARTNERS
                                     Its:     General Partner

                                     By:      BAIN CAPITAL PARTNERS IV, L.P.
                                     Its:     General Partner

                                     By:      BAIN CAPITAL INVESTORS, L.L.C.
                                     Its:     General Partner

                                     By:
                                        ----------------------------------
                                     Name:    Stephen G. Pagliuca
                                     Its:     Managing Director

                                     BCIP ASSOCIATES
                                     BCIP TRUST ASSOCIATES, L.P.

                                     By:
                                        ----------------------------------
                                     Name:    Stephen G. Pagliuca
                                     Their:   Authorized Partner

                    SIGNATURE PAGE TO REGISTRATION AGREEMENT

                                     CHISHOLM PARTNERS II, L.P.

                                     By:      SILVERADO II, L.P.
                                     Its:     General Partner

                                     By:      SILVERADO II CORP.
                                     Its:     General Partner

                                     By:
                                        ----------------------------------
                                     Name:    Habib Y. Gorgi
                                     Its:     President

                                     FLEET EQUITY PARTNERS VII, L.P.

                                     By:      SILVERADO V CORP.
                                     Its:     General Partner

                                     By:
                                        ----------------------------------
                                     Name:    Habib Y. Gorgi
                                     Its:     President

                                     FLEET GROWTH RESOURCES III, INC.

                                     By:
                                        ----------------------------------
                                     Name:    Habib Y. Gorgi
                                     Its:     Attorney in Fact (Granted 8/4/00)

                                     RANDOLPH STREET PARTNERS

                                     By:
                                        ----------------------------------
                                     Name:
                                          --------------------------------
                                     Its:
                                         ---------------------------------

                    SIGNATURE PAGE TO REGISTRATION AGREEMENT

                              SCHEDULE OF INVESTORS

NOTICE TO PERRY ACQUISITION PARTNERS, L.P., PERRY PARTNERS, L.P., PERRY PARTNERS INTERNATIONAL, INC. OR PERRY PRINCIPALS HOLDINGS, LLC
                  c/o Perry Capital Corp.
                  599 Lexington Avenue
                  New York, NY  10022
                  Attention: Richard C. Perry
                  Fax: 212-583-4040

NOTICE TO BAIN CAPITAL FUND IV, L.P., BAIN CAPITAL FUND IV-B, L.P., INFORMATION PARTNERS CAPITAL FUND, L.P., BCIP ASSOCIATES, OR BCIP TRUST ASSOCIATES, L.P.
                  c/o Bain Capital LLC
                  111 Huntington Avenue
                  Boston, MA  02199
                  Attention: Steve Pagliuca
                  Fax:  617-516-2010

NOTICE TO CHISHOLM PARTNERS II L.P., FLEET EQUITY PARTNERS VII, L.P., OR FLEET GROWTH RESOURCES III, INC.
                  c/o Navis Partners LLC
                  50 Kennedy Plaza, 12th Floor
                  Providence, Rhode Island  02903
                  Attention: Habib Y. Gorgi
                  Fax:  401-278-6387

NOTICE TO RANDOLPH STREET PARTNERS
                  c/o Kirkland & Ellis
                  200 E. Randolph Drive
                  Chicago, Illinois 60601
                  Attention: William S. Kirsch, P.C.
                  Fax: 312-861-2200

                       OTHER REGISTRATION RIGHTS SCHEDULE

1. BT Securities Corporation and Montgomery Securities may have registration rights pursuant to that certain Securityholders' and Registration Rights Agreement, dated as of December 19, 1994, among Perry Capital Corp. (n/k/a FTD, Inc.), Perry Acquisition Partners, L.P., Bain Capital Fund IV, L.P., Bain Capital Fund IV-B, L.P., Information Partners Capital Fund, L.P., BCIP Associates, BCIP Trust Associates, L.P., Chisholm Partners II, L.P., Fleet Growth Resources III, Inc., Turnberry Partners, L.P., Randolph Street Partners, BT Securities Corporation and Montgomery Securities.